UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 13, 2025
Date of Report (date of earliest event reported)

S&T BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-12508		25-1434426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

800 Philadelphia Street	Indiana	PA	15701
(Address of Principal Executive Offices)			(Zip Code)
(800) 325-2265
Registrant's telephone number, including area code

(Not applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	STBA	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 13, 2025, S&T Bancorp, Inc. ("S&T") held its 2025 Annual Meeting of Shareholders ("Annual Meeting"). A total of 38,370,213 shares of S&T's common stock were entitled to vote as of February 28, 2025, the record date for the Annual Meeting. There were 31,887,966 shares voted at the Annual Meeting, at which the shareholders were asked to vote on three proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.
Proposal No. 1 Election of Directors
The 11 directors named in S&T's proxy statement were elected to serve a one-year term until the next annual meeting of shareholders and until their successors are elected and qualified.

	FOR	WITHHELD	BROKER NON-VOTES
Lewis W. Adkins, Jr.	26,949,695	974,653	3,963,618
David G. Antolik	27,234,497	689,851	3,963,618
Peter R. Barsz	27,820,534	103,814	3,963,618
Christina A. Cassotis	27,707,858	216,490	3,963,618
Michael J. Donnelly	26,207,431	1,716,917	3,963,618
Jeffrey D. Grube	27,113,413	810,935	3,963,618
Peter G. Gurt	27,842,629	81,719	3,963,618
William J. Hieb	27,819,639	104,709	3,963,618
Christopher J. McComish	27,695,751	228,597	3,963,618
Bhaskar Ramachandran	27,029,921	894,427	3,963,618
Christine J. Toretti	27,226,683	697,665	3,963,618
Proposal No. 2 Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2025
The shareholders voted to ratify the selection of Ernst & Young LLP as S&T's independent registered public accounting firm for the fiscal year 2025. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN
31,648,994	198,657	40,315
Proposal No. 3 Advisory Vote to Approve Compensation of S&T's Named Executive Officers
The shareholders voted to approve the non-binding, advisory proposal on the compensation of S&T's named executive officers. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,335,649	1,350,590	238,109	3,963,618

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

S&T Bancorp Inc.
/s/ Mark Kochvar
May 15, 2025	Mark Kochvar Senior Executive Vice President, Chief Financial Officer